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                                    FORM 8-K
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
        Date of Report (Date of earliest event reported): March 8, 2002
                       SONUS COMMUNICATION HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

     DELAWARE                           0-30124              54-1939577

(State or other jurisdiction           (Commission          (IRS Employer
 of incorporation)                     File Number)          Identification No.)


                        55 John Street, 2nd Floor
                           New York, New York                  10038
                (Address of principal executive offices)     (Zip Code)

       Registrant's telephone number, including area code: (212) 285-4300

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ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

The Board of Directors of Sonus Communication Holdings, Inc. (the "Company"), has authorized and approved the filing of a Petition for Relief under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York The Petition for Relief was filed on March 25, 2002.

ITEM 5. OTHER EVENTS.

Effective March 8, 2002 Mr. Frank C. Szabo resigned as Director, Chief Financial Officer and Chief Operating Officer of the Company. The remaining officers of the company and it's Controller will perform the duties of Chief Financial Officer and Chief Operating Officer until a successor is appointed.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                       SONUS COMMUNICATION HOLDINGS, INC.
                                  (Registrant)


                       By: /s/ Sherry Shen
                               ------------------------------------
                               Name: Sherry Shen
                               Title: Chief Executive Officer

Dated: April 4, 2002